Exhibit 32.2

CERTIFICATION PURSUANT TO
18 USC. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES—OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Vantage Drilling Company (the “Company”) for the fiscal year ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Douglas G. Smith, Chief Financial Officer and Treasurer of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 12, 2009

/s/ Douglas G. Smith

Douglas G. Smith
Chief Financial Officer and Treasurer